SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Tax-Exempt Money Fund seeks to provide a high level of current income, consistent with liquidity and preservation of capital. The Fund pursues a conservative investment policy by limiting its investments to high quality securities as it seeks to maintain a $1.00 share price.(1)
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you Franklin Tax-Exempt Money Fund's annual report for the period ended July 31, 2000.

During the year under review, the U.S. economy expanded for the ninth year in a row. Real gross domestic product (GDP) grew at blistering annualized rates of 5.7% and 8.3% for the third and fourth quarters of 1999, and 4.8% and 5.3% in the first and second quarters of 2000. These numbers are well above the Federal Reserve Board's (the Fed's) long-term sustainable target growth rate of 3.0%.

In addition, consumer spending increased dramatically during the past year to its highest rate in 17 years. Wage gains and a tight labor market were key drivers to this increase. However, this contributed to a moderate rise in inflation during the reporting period, as measured by the Consumer Price Index's (CPI's) increase from 2.1% in July 1999, to 3.5% in July 2000.


CONTENTS

Shareholder Letter ..................................................       1

Performance Summary .................................................       3

Financial Highlights & Statement of Investments .....................       4

Financial Statements ................................................      10

Notes to Financial Statements .......................................      13

Independent Auditors' Report ........................................      15

Tax Designation .....................................................      16


[PYRAMID GRAPHIC]


1. There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government organization.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 5.

The Fed responded to the rapid pace of growth and slightly higher inflation by increasing the federal funds target rate during the reporting period from 5.00% to 6.50%. In turn, short-term Treasury security prices dropped but yields rose, a positive outcome for money market fund shareholders. The 150 basis-point increase in the federal funds target rate over the 12 months contributed to an increase in Franklin Tax-Exempt Money Fund's seven-day effective yield, from 2.47% on July 31, 1999, to 3.66% on July 31, 2000. At the same time, the average maturity of the Fund's securities decreased from 50 days to 37 days over the same period.

It seemed that the Fed's actions had little effect on the economy although some economic indicators released during the final three months of the Fund's fiscal year, such as consumer spending and housing starts, showed some signs of a slowing economy. Numerous Fed governors have warned not to jump to any conclusions and that upcoming monetary policy decisions will depend on more data still to come, which could either confirm the slowdown or spark further interest-rate tightenings.

The Fund's investment strategy continues to emphasize high quality and liquidity. We manage the Fund more conservatively than SEC guidelines require, seeking to ensure the safety and stability of the Fund's principal. For example, SEC guidelines allow tax-exempt money funds to purchase both first- and second-tier securities. Franklin purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Although also allowed by the SEC for money market funds, we do not buy any derivative securities in our tax-exempt money funds -- we purchase only plain vanilla, short-term securities. This philosophy of purchasing securities only from what we believe are the most creditworthy institutions may result in lower returns compared to other money funds. However, the Fund's managers believe that the increased yield offered by lower-rated and less liquid securities does not justify the added risk to shareholders.

During the reporting period, the Fund participated in several attractive deals including Iowa School Corporation Warrants certificates, Florida Local Government Finance Authority Revenue tax-exempt commercial paper, Minneapolis Minnesota Convention Center weekly variable rate demand notes, Virginia State Public School Authority School Equipment Financing notes and University of Arizona Student Union Bookstore Certificates of Participation weekly variable rate demand notes.

Sincerely,



/s/ Charles B. Johnson


Charles B. Johnson
Chairman
Franklin Tax-Exempt Money Fund


PERFORMANCE SUMMARY
7/31/00
---------------------------------------------------
Seven-day effective yield(1)                3.66%

Seven-day annualized yield                  3.59%

Taxable equivalent yield(2)                 5.95%


1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the 2000 maximum 39.6% federal personal income tax rate.

Annualized and effective yields are for the seven-day period ended July 31, 2000. The Fund's average weighted maturity was 37 days. Yield reflects fluctuations in interest rates on portfolio investments, and Fund expenses.

Past performance does not guarantee future results.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of July 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


FRANKLIN TAX-EXEMPT MONEY FUND
Financial Highlights


                                                                              YEAR ENDED JULY 31,
                                                        -----------------------------------------------------------------
                                                          2000          1999          1998          1997          1996
                                                        -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        -----------------------------------------------------------------
Net investment income ..............................        .030          .025          .029          .029          .029
Less distributions from net investment income ......       (.030)        (.025)        (.029)        (.029)        (.029)
                                                        -----------------------------------------------------------------
Net asset value, end of year .......................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        =================================================================

Total return(a).....................................        3.02%         2.49%         2.99%         2.94%         2.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $169,338      $190,727      $164,525      $161,038      $166,713
Ratios to average net assets:
 Expenses ..........................................         .74%          .74%          .65%          .65%          .65%
 Expenses excluding waiver and payments by affiliate         .74%          .82%          .83%          .80%          .81%
 Net investment income .............................        3.02%         2.46%         2.94%         2.91%         2.88%


(a)  Total return is not annualized for periods less than one year.


                       See notes to financial statements.



FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JULY 31, 2000


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   INVESTMENTS 126.9%
(a)ALABAMA 2.1%
   Birmingham Medical Clinic Board Revenue, U.A.H.S.F. Project, Weekly VRDN and Put, 4.20%, 12/01/26    $3,500,000     $  3,500,000
                                                                                                                       ------------
(a)ARIZONA 2.4%
   University of Arizona COP, Student Union Bookstore Project, Series B, AMBAC Insured, Weekly VRDN
    and Put, 4.20%, 6/01/24                                                                              4,000,000        4,000,000
                                                                                                                       ------------
   CALIFORNIA 7.2%
(a)California PCFA, PCR, Shell Oil Co. Project, Refunding, Series B, Daily VRDN and Put, 4.00%,
    10/01/11                                                                                             3,400,000        3,400,000
   California State GO, TECP, 3.85%, 8/17/00                                                             7,500,000        7,500,000
(a)Irvine 1915 Act, AD No. 97-13, Daily VRDN and Put, 4.05%, 9/02/23                                     1,273,000        1,273,000
                                                                                                                       ------------
                                                                                                                         12,173,000
                                                                                                                       ------------

(a)DELAWARE 1.8%
   Delaware State EDA, IDR, Delaware Clean Power Project, Series C, Weekly VRDN and Put, 4.34%,
    8/01/29                                                                                              3,000,000        3,000,000
                                                                                                                       ------------
   FLORIDA 13.6%
(a)Dade County IDA, IDR, Dolphins Stadium Project, Weekly VRDN and Put, 4.30%, 1/01/16                   7,520,000        7,520,000
   Florida Local Government Financing Authority Revenue, TECP, 4.20%, 10/11/00                           5,000,000        5,000,000
(a)Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program, Refunding,
    AMBAC Insured, Daily VRDN and Put, 4.25%, 12/01/15                                                   7,500,000        7,500,000
(a)St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put,
    4.25%, 3/01/27                                                                                       3,000,000        3,000,000
                                                                                                                       ------------
                                                                                                                         23,020,000
                                                                                                                       ------------
(a)GEORGIA 4.7%
   De Kalb County Hospital Authority RAN, De Kalb Medical Center Project, Weekly VRDN and Put,
    4.30%, 9/01/09                                                                                       1,700,000        1,700,000
   Fulco Hospital Authority Revenue, Anticipation Certificates, Shepherd Center Inc. Project,
    Weekly VRDN and Put, 4.25%, 9/01/17                                                                  1,000,000        1,000,000
   Macon-Bibb County Hospital Authority Revenue, Certificates, Medical Center of Central Georgia,
    Weekly VRDN and Put, 4.30%, 4/01/07                                                                    700,000          700,000
   Rockdale County Hospital Authority RAN, Weekly VRDN and Put, 4.30%, 10/01/09                          1,410,000        1,410,000
   Roswell Housing Authority MFR, Azalea Park Apartments, Refunding, FNMA Insured, Weekly VRDN and
    Put, 4.25%, 6/15/25                                                                                  3,200,000        3,200,000
                                                                                                                       ------------
                                                                                                                          8,010,000
                                                                                                                       ------------
(a)ILLINOIS 4.1%
   Illinois State Toll Highway Authority, Toll Highway Priority Revenue, Refunding, Series B, MBIA
   Insured, Weekly VRDN and Daily Put, 4.20%, 1/01/10                                                    7,000,000        7,000,000
                                                                                                                       ------------
(a)INDIANA 4.7%
   Fort Wayne Hospital Authority Hospital Revenue, Parkview Memorial Hospital, Series B, Weekly
   VRDN and Put,
    4.20%, 1/01/16                                                                                       4,100,000        4,100,000
    4.25%, 1/01/20                                                                                       1,600,000        1,600,000
   Princeton PCR, PSI Energy Inc. Project, Refunding, Daily VRDN and Put, 4.25%, 4/01/22                 2,300,000        2,300,000
                                                                                                                       ------------
                                                                                                                          8,000,000
                                                                                                                       ------------
   IOWA 3.9%
   Iowa School Corporation Warrants Certificates, Iowa School Cash Anticipation Program, Series A,
    FSA Insured, 5.50%, 6/22/01                                                                          6,500,000        6,555,909
                                                                                                                       ------------



FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JULY 31, 2000 (CONT.)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   INVESTMENTS (CONT.)
(a)KENTUCKY 8.8%
   Ashland PCR, Ashland Oil Inc. Project, Weekly VRDN and Put, 4.15%, 4/01/09                           $1,500,000      $ 1,500,000
   Kentucky Area Development Districts Financing Trust Lease Program Revenue, Ewing Acquisition
    Project, Weekly VRDN and Put, 4.35%, 6/01/33                                                         8,000,000        8,000,000
   Kentucky Development Finance Authority Revenue, Pooled Loan Program, Series A, FGIC Insured,
    Weekly VRDN and Put, 4.25%, 12/01/15                                                                 5,400,000        5,400,000
                                                                                                                       ------------
                                                                                                                         14,900,000
                                                                                                                       ------------
(a)LOUISIANA 2.2%
   Louisiana Public Facilities Authority Hospital Revenue, Willis Knighton Medical Center, AMBAC
    Insured, Weekly VRDN and Put, 4.35%, 9/01/27                                                         3,700,000        3,700,000
                                                                                                                       ------------
(a)MASSACHUSETTS .6%
   Massachusetts State GO, Weekly VRDN and Put, 4.25%, 9/01/16                                           1,000,000        1,000,000
                                                                                                                       ------------
   MICHIGAN 3.7%
   Michigan Municipal Bond Authority Revenue, Series B-2, 4.25%, 8/25/00                                 2,000,000        2,000,860
(a)Michigan State Strategic Fund IDR, Norcor Manufacturing Inc. Project, Weekly VRDN and Put,
    4.30%, 12/01/00                                                                                      4,300,000        4,300,000
                                                                                                                       ------------
                                                                                                                          6,300,860
                                                                                                                       ------------
(a)MINNESOTA .8%
   Minneapolis Convention Center, Weekly VRDN and Put, 4.15%, 12/01/18                                   1,425,000        1,425,000
                                                                                                                       ------------

(a)MISSISSIPPI 2.2%

   Jackson County PCR, Chevron USA Inc. Project, Daily VRDN and Put, 4.15%, 12/01/16                       955,000          955,000
   Perry County PCR, Leaf River Forest Project, Refunding, Daily VRDN and Put, 4.20%, 3/01/02            2,700,000        2,700,000
                                                                                                                       ------------
                                                                                                                          3,655,000
                                                                                                                       ------------
(a)MISSOURI .8%
   Kansas City IDA, Hospital Revenue, Research Health Services System, MBIA Insured, Daily VRDN
    and Put, 4.35%, 10/15/14                                                                             1,400,000        1,400,000
                                                                                                                       ------------

(a)NEBRASKA 4.0%
   Lancaster County Hospital Authority No.1 Hospital Revenue, Bryan Memorial Hospital Project,
    Refunding, MBIA Insured, Weekly VRDN and Put, 4.20%, 6/01/12                                         6,800,000        6,800,000
                                                                                                                       ------------

(a)NEVADA 2.4%
   Clark County Airport Improvement Revenue, sub. lien,
      Series A-1, Weekly VRDN and Put, 4.20%, 7/01/25                                                    1,000,000        1,000,000
      Series B-1, Weekly VRDN and Put, 4.30%, 7/01/29                                                    3,000,000        3,000,000
                                                                                                                       ------------
                                                                                                                          4,000,000
                                                                                                                       ------------
(a)NEW MEXICO 1.1%
   Albuquerque Gross Receipts Lodgers Tax Revenue, Weekly VRDN and Put, 4.25%, 7/01/23                     600,000          600,000
   University of New Mexico Revenue, AMBAC Insured, Weekly VRDN and Put, 4.20%, 6/01/06                  1,300,000        1,300,000
                                                                                                                       ------------
                                                                                                                          1,900,000
                                                                                                                       ------------
   NEW YORK 26.8%
(a)Long Island Power Authority Electric System Revenue, Sub Series 5, Daily VRDN and Put, 4.15%,
    5/01/33                                                                                              7,400,000        7,400,000
   Nassau County, RAN, Series D, 6.00%, 4/12/01                                                          2,000,000        2,020,426



FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JULY 31, 2000 (CONT.)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   INVESTMENTS (CONT.)
   NEW YORK (CONT.)
(a)New York City GO,
     Series 8, Sub Series A-8, Daily VRDN and Put, 4.20%, 8/01/18                                      $1,000,000     $  1,000,000
     Series B, MBIA Insured, Daily VRDN and Put, 4.20%, 8/15/03                                         1,300,000        1,300,000
(a)New York City HDC, MF Rental Housing Revenue, One Columbus Place Development, Series A, Weekly
   VRDN and Put, 4.05%, 11/15/28                                                                        1,000,000        1,000,000
(a)New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series G, FGIC
   Insured, Daily VRDN and Put, 4.15%, 6/15/24                                                          8,000,000        8,000,000
   New York Metropolitan Transportation Authority Service Contract, Commuter Facilities, Series 6,
   6.00%, 7/01/01                                                                                       1,000,000        1,015,294
   New York State Dormitory Authority Revenue, TECP, 4.10%, 11/20/00                                     7,700,000        7,700,000
(a)New York State Energy Research and Development Authority PCR, Niagara Mohawk Power Corp., DATES,
   Series A, Daily VRDN and Put, 4.30%, 7/01/15                                                         4,100,000        4,100,000
   New York State Environmental Facilities Corp. Revenue, TECP, 3.80%, 9/06/00                           5,800,000        5,800,000
(a)Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
   Series 2, Daily VRDN and Put, 4.05%, 5/01/19                                                         6,000,000        6,000,000
                                                                                                                       ------------
                                                                                                                         45,335,720
                                                                                                                       ------------
(a)PENNSYLVANIA 3.8%
   Emmaus General Authority Revenue,
     Sub Series F-14, Weekly VRDN and Put, 4.25%, 3/01/24                                               1,900,000        1,900,000
     Sub Series H-11, Weekly VRDN and Put, 4.25%, 3/01/24                                               1,300,000        1,300,000
   Philadelphia Water and Wastewater Revenue, Series B, Weekly VRDN and Put, 4.20%, 8/01/27              3,200,000        3,200,000
                                                                                                                       ------------
                                                                                                                          6,400,000
(a)SOUTH CAROLINA 1.1%
   Piedmont Municipal Power Agency Electric Revenue, Refunding, Series B, MBIA Insured, Weekly
   VRDN and Put, 4.20%, 1/01/19                                                                         1,800,000        1,800,000
                                                                                                                       ------------

(a)TENNESSEE 4.9%
   Metropolitan Government of Nashville and Davidson County IDBR, YMCA Project, Daily VRDN and Put,
   4.25%, 12/01/18                                                                                      4,800,000        4,800,000
   Montgomery County Public Building Authority, Pooled Financing Revenue, Tennessee County Loan
   Pool, Weekly VRDN and Daily Put, 4.25%, 11/01/27                                                     3,500,000        3,500,000
                                                                                                                       ------------
                                                                                                                          8,300,000
                                                                                                                       ------------
(a)US TERRITORIES 4.6%
   District of Columbia GO, Series B-2, Daily VRDN and Put, 4.35%, 6/01/03                               7,850,000        7,850,000
                                                                                                                       ------------

(a)UTAH 2.1%
   Central Utah Water Conservancy District GO, Tender Option, Series F, Weekly VRDN and Put,
   4.30%, 4/01/27                                                                                       3,600,000        3,600,000
                                                                                                                       ------------

   VIRGINIA 7.2%
   Richmond Public Improvement GO, Series A, 6.25%, 1/15/21                                              6,000,000        6,173,523
   Virginia State Public School Authority, School Equipment Financing Notes, Issue VI, 5.00%,
   4/01/01                                                                                              6,015,000        6,036,061
                                                                                                                       ------------
                                                                                                                         12,209,584
                                                                                                                       ------------



FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JULY 31, 2000 (CONT.)



                                                                                                        PRINCIPAL
                                                                                                          AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   INVESTMENTS (CONT.)
(a)WYOMING 5.3%
   Uinta County PCR, Chevron USA Inc. Project, Refunding, Daily VRDN and Put,
       4.15%, 8/15/20                                                                                   $4,400,000     $  4,400,000
       4.15%, 12/01/22                                                                                   4,600,000        4,600,000
                                                                                                                       ------------
                                                                                                                          9,000,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $214,835,073) 126.9%                                                                         214,835,073
   OTHER ASSETS, LESS LIABILITIES (26.9%)                                                                               (45,497,029)
                                                                                                                       ------------
   NET ASSETS 100.0%                                                                                                   $169,338,044
                                                                                                                       ============


See glossary of terms on page 9.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.


FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JULY 31, 2000 (CONT.)


GLOSSARY OF TERMS


1915 ACT   -  Improvement Bond Act 1915
AD         -  Assessment District
AMBAC      -  American Municipal Bond Assurance Corp.
COP        -  Certificate of Participation
DATES      -  Demand Adjustable Tax-Exempt Securities
EDA        -  Economic Development Authority
FGIC       -  Financial Guaranty Insurance Co.
FNMA       -  Federal National Mortgage Association
FSA        -  Financial Security Assistance
GO         -  General Obligation
HDC        -  Housing Development Corp.
IDA        -  Industrial Development Authority/Agency
IDBR       -  Industrial Development Board Revenue
IDR        -  Industrial Development Revenue
MBIA       -  Municipal Bond Investors Assurance Corp.
MF         -  Multi-Family
MFR        -  Multi-Family Revenue
PCFA       -  Pollution Control Financing Authority
PCR        -  Pollution Control Revenue
RAN        -  Revenue Anticipation Note
TECP       -  Tax-Exempt Commercial Paper




FRANKLIN TAX-EXEMPT MONEY FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2000


Assets:
 Investments in securities, at value and cost ..............        $214,835,073
 Cash ......................................................              76,469
 Receivables:
  Investment securities sold ...............................             200,000
  Capital shares sold ......................................           3,962,479
  Interest .................................................             843,884
                                                                    ------------
     Total assets ..........................................         219,917,905
                                                                    ------------
Liabilities:
 Payables:
  Capital shares redeemed ..................................          50,250,378
  Affiliates ...............................................             108,247
 Distributions to shareholders .............................              43,228
 Other liabilities .........................................             178,008
                                                                    ------------
     Total liabilities .....................................          50,579,861
                                                                    ------------
 Net assets, at value ......................................        $169,338,044
                                                                    ============
 Shares outstanding ........................................         169,338,044
                                                                    ============
 Net asset value per share .................................        $       1.00
                                                                    ============



                       See notes to financial statements.


FRANKLIN TAX-EXEMPT MONEY FUND
Financial Statements(continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2000


Investment income:
 Interest ...................................................       $ 7,763,832
                                                                    -----------
Expenses:
 Management fees (Note 3) ...................................         1,159,574
 Transfer agent fees (Note 3) ...............................           254,979
 Custodian fees .............................................             2,104
 Registration and filing fees ...............................            41,251
 Professional fees (Note 3) .................................            43,662
 Directors' fees and expenses ...............................             6,591
 Other ......................................................            17,921
                                                                    -----------
     Total expenses .........................................         1,526,082
                                                                    -----------
      Net investment income .................................         6,237,750
                                                                    -----------
Net realized loss from investments ..........................           (27,731)
                                                                    -----------
Net increase in net assets resulting from operations ........       $ 6,210,019
                                                                    ===========





                       See notes to financial statements.


FRANKLIN TAX-EXEMPT MONEY FUND
Financial Statements(continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JULY 31, 2000 AND 1999


                                                                                                  2000                 1999
                                                                                             ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................    $   6,237,750        $   4,327,245
  Net realized loss from investments ....................................................          (27,731)                (826)
                                                                                             ----------------------------------
     Net increase in net assets resulting from operations ...............................        6,210,019            4,326,419
 Distributions to shareholders from net investment income ...............................       (6,210,019)(a)       (4,326,419)(a)
 Capital share transactions: (Note 2) ...................................................      (21,388,689)          26,501,598
                                                                                             ----------------------------------
     Net increase (decrease) in net assets ..............................................      (21,388,689)          26,501,598
Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year ......................................................................      190,726,733          164,525,135
                                                                                             ----------------------------------
 End of year ............................................................................    $ 169,338,044        $ 190,726,733
                                                                                             ==================================


(a) Distributions were decreased by net realized losses from security transactions of $27,731 and $826 for the years ended July 31, 2000 and 1999, respectively.


                       See notes to financial statements.


FRANKLIN TAX-EXEMPT MONEY FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Exempt Money Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks high current income exempt from federal income taxes, consistent with capital preservation and liquidity.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities are valued at amortized cost which approximates value.

b. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

At July 31, 2000, there were five billion shares authorized (no par value). Transactions in the Fund's shares at $1.00 per share were as follows:


                                          YEAR ENDED JULY 31,
                                 -----------------------------------
                                      2000                  1999
                                 -----------------------------------
Shares sold .................    $ 2,067,007,731     $   534,258,508
Shares issued in reinvestment
  of distributions ..........          6,179,721           4,325,631
Shares redeemed .............     (2,094,576,141)       (512,382,541)
                                 -----------------------------------
Net increase (decrease) .....    $   (21,388,689)    $    26,201,598
                                 ===================================





FRANKLIN TAX-EXEMPT MONEY FUND
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager, transfer agent, principal underwriter, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

           ANNUALIZED
            FEE RATE     AVERAGE DAILY NET ASSETS
           -----------------------------------------------------------------
             .625%       First $100 million
             .500%       Over $100 million, up to and including $250 million
             .450%       Over $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Included in professional fees are legal fees of $6,487 that were paid to a law firm in which a partner of that firm was an officer of the Fund.


4. INCOME TAXES

At July 31, 2000, the Fund had tax basis capital losses of $10,858, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2004 ...............................    $   595
2005 ...............................      1,844
2008 ...............................      8,419
                                        -------
                                        $10,858
                                        =======

At July 31, 2000, the Fund has deferred capital losses occurring subsequent to October 31, 1999 of $27,731. For tax purposes, such losses will be reflected in the year ending July 31, 2001.


5. CREDIT RISKS

The Fund has investments in excess of 10% of its total net assets in the states of Florida and New York. Such concentration may subject the Fund more significantly to economic changes occurring within those states.



FRANKLIN TAX-EXEMPT MONEY FUND
Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FRANKLIN TAX-EXEMPT MONEY FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Tax-Exempt Money Fund (the "Fund") at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
September 5, 2000





FRANKLIN TAX-EXEMPT MONEY FUND
Tax Designation

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended July 31, 2000.